SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 13, 2005

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Netherlands Antilles	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

153 East 53rd Street, 57th Floor New York, New York 10022-4624

42, rue Saint-Dominique, Paris, France 75007

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (212) 350-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 13, 2005, the stockholders of Schlumberger Limited (Schlumberger N.V.), a Netherlands Antilles corporation (“Schlumberger”), adopted the Schlumberger 2005 Stock Option Plan (the “2005 Plan”) and approved an amendment (the “DSPP Amendment”) to the Schlumberger Discounted Stock Purchase Plan (the “DSPP”). The 2005 Plan provides for the grant to Schlumberger employees of stock options covering up to 9,000,000 shares of common stock, and the DSPP Amendment increases the number of shares of common stock available for purchase under the DSPP by 6,000,000 shares. Both the 2005 Plan and the DSPP Amendment were approved by Schlumberger’s Board of Directors on January 20, 2005, subject to stockholder approval, and are effective as of that date.

A description of the terms of the 2005 Plan and the DSPP can be found in Schlumberger’s definitive proxy statement for the 2005 Annual General Meeting of Stockholders held on April 13, 2005, which was filed with the Securities and Exchange Commission on March 15, 2005. The sections of the definitive proxy statement entitled “4. Approval of the Adoption of the Schlumberger 2005 Stock Option Plan” and “5. Approval of an Amendment to the Schlumberger Discounted Stock Purchase Plan” are incorporated by reference herein.

Item 8.01 Other Events.

On April 13, 2005, the stockholders of Schlumberger also approved (1) mandatory amendments to Schlumberger’s Articles of Incorporation required to comply with the recent changes in Netherlands Antilles law and (2) voluntary amendments to Schlumberger’s Articles of Incorporation to (a) take advantage of the flexibility provided by the recent changes in the Netherlands Antilles law, or (b) clarify or update certain provisions of the Articles of Incorporation. A description of the amendments can be found in Schlumberger’s definitive proxy statement for the 2005 Annual General Meeting of Stockholders held on April 13, 2005, which was filed with the Securities and Exchange Commission on March 15, 2005. The section of the definitive proxy statement entitled “3. Adoption of Amendments to the Articles of Incorporation of the Company” is incorporated by reference herein. A copy of Schlumberger’s Articles of Incorporation, as amended and restated, are attached hereto as Exhibit 3.1 and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

3.1	Articles of Incorporation of Schlumberger Limited (Schlumberger N.V.) as last amended and restated on April 13, 2005 (incorporated by reference to Appendix 1 to Schlumberger’s definitive proxy statement for the 2005 Annual General Meeting of Stockholders held on April 13, 2005).

10.1	Schlumberger 2005 Stock Option Plan (incorporated by reference to Appendix 2 to Schlumberger’s definitive proxy statement for the 2005 Annual General Meeting of Stockholders held on April 13, 2005).

10.2	Fifth Amendment to Schlumberger Discounted Stock Purchase Plan (incorporated by reference to Appendix 3 to Schlumberger’s definitive proxy statement for the 2005 Annual General Meeting of Stockholders held on April 13, 2005).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER N.V.
(SCHLUMBERGER LIMITED)

By:	/s/ Frank A. Sorgie
Frank A. Sorgie
Chief Accounting Officer

Date: April 19, 2005